UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2026

Ouster, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39463	86-2528989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Treat Avenue

San Francisco, California 94110

(Address of principal executive offices) (Zip Code)

(415) 949-0108

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	OUST	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the 2026 annual meeting of stockholders (the “2026 Annual Meeting”) of Ouster, Inc. (the “Company”) held on June 17, 2026, the Company’s stockholders approved an amendment to the Company’s Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to increase the number of authorized shares of the Company’s common stock, par value $0.0001 per share, from 100,000,000 to 200,000,000 (the “Authorized Shares Amendment”), as described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 28, 2026 (the “Proxy Statement”).

Following the 2026 Annual Meeting, on June 17, 2026, the Company filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the Authorized Shares Amendment, which became effective upon filing. The foregoing description of the Authorized Shares Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 17, 2026, the Company held the 2026 Annual Meeting. At the 2026 Annual Meeting, a total of 45,922,921 shares of common stock were present in person or represented by proxy, representing approximately 72.12% of the Company’s outstanding common stock as of April 24, 2026, the record date for the 2026 Annual Meeting. The following are the voting results for the proposals considered and voted upon at the 2026 Annual Meeting, each of which was described in the Proxy Statement.

Item 1 - Election of two Class II directors to serve until the Company’s 2029 annual meeting of stockholders and until their respective successors shall have been duly elected and qualified.

NOMINEE	Votes FOR	Votes WITHHELD	Broker Non-Votes
Phillip M. Eyler	29,923,243	557,949	15,441,729
Angus Pacala	27,143,496	3,337,696	15,441,729

Item 2 - Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
45,381,535	332,328	209,058	0

Item 3 - Approval, on an advisory (non-binding) basis, of the compensation of the Company’s named executive officers.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
24,030,941	6,027,161	423,090	15,441,729

Item 4 - Approval of an amendment to the Company’s Certificate of Incorporation, as amended, to increase the number of authorized shares of the Company’s common stock, par value $0.0001 per share, from 100,000,000 to 200,000,000.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
41,616,898	4,013,345	292,678	0

Item 5 - Approval of an amendment to the Company’s Certificate of Incorporation, as amended, to provide for exculpation of officers from breaches of fiduciary duty to the extent permitted by the General Corporation Law of the State of Delaware.

Votes FOR	Votes AGAINST	Votes ABSTAINED	Broker Non-Votes
26,786,230	3,406,515	288,447	15,441,729

Based on the foregoing votes, each of Phillip M. Eyler and Angus Pacala was elected as a Class II director and Items 2, 3 and 4 were approved. Item 5 was not approved. No other items were presented for stockholder approval at the 2026 Annual Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of Ouster, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OUSTER, INC.

Date: June 18, 2026	By:	/s/ Megan Chung
	Name:	Megan Chung
	Title:	General Counsel and Secretary